Exhibit 99.1

Presentation Materials for Investors

August 2013

                                                                               1

Disclaimer

[]   This presentation includes certain "forward- looking statements" within the meaning of The U. S. Private Securities Litigation Reform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation.

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[]   This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

[]   Investors and others should note that we announce material financial information using the investor relations section of our corporate website
     (http://www. toyotafinancial. com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation
     Twitter Feed (http://www. twitter. com/toyotafinancia l). We may update our social media channels from time to time on the investor relations section of our corporate website.
                                                                               2

Disclaimer

[]   This presentation includes certain "forward-looking statements" within the meaning of The U. S. Private Securities Litigation R eform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation.

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[]   This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.

[]   Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of
     TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.

[]   This presentation is made to and directed only at (i) persons outside the
     United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial
     Services and Markets Act 2000 (Financial Promotion) Order 2005 (the
     "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the
     Order, and (iv) persons who are "qualified investors" within the meaning of
     Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as
     amended (such persons collectively being referred to as "Relevant
     Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.

[]   This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B. V. , Toyota Credit
     Canada Inc. , Toyota Finance Australia Limited and Toyota Motor Credit
     Corporation dated 14 September 2012 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www. londonstockexchange. com/exchange/news/market-news/market-news-home.
     html.

[]   Investors and others should note that we announce material financial information using the investor relations section of our corporate website
     (http://www. toyotafinancial. com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation
     Twitter Feed (http://www. twitter. com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

                                                                               3

Toyota's Global Businesses

                                                                               4

TMC Consolidated Financial Results
                                                Three Months
                   Fiscal Year Ended March 31, Ended June 30,
(JPY billions)      2012      2013                        2013
---------------- -------- -------------------- ----------------
Net Revenues     18,583.7 22,064.2                      6,255.3
Operating Income   355.6    1,320.9                       663.4
Net Income         283.6     962.2                        562.2

Source: TMC FY2012 and FY2013 20-F and June 30, 2013 6-K

                                                                               5

TMC Consolidated Balance Sheet

(JPY billions)	FY2012 As of March 31, 2012	FY2013 As of March 31, 2013	FY2014 As of June 30, 2013
Current assets	12,321.2	13,784.9	14,370.1
Noncurrent finance receivables, net	5,602.5	6,943.8	7,302.1
Investment & other assets	6,491.9	7,903.4	8,439.3
Property, plant & equipment, net	6,235.4	6,851.2	7,056.8
Total Assets	**30,651.0**	**35,483.3**	**37,168.3**
Liabilities	19,584.5	22,710.5	23,617.6
Shareholders' equity	11,066.5	12,772.9	13,550.7
Total Liabilities & Shareholders' Equity	**30,651.0**	**35,483.3**	**37,168.3**

Source: *TMC FY2012 & FY2013 20-F & June 30, 2013 6-K*

6

Toyota Across the United States

Source: Toyota Motor Corporation FY2011 and FY2012 Financial Summary

                                                                              7

Toyota Motor Sales, USA

[]   For 2013, TMS is launching 9 new or refreshed models to help meet pent up demand given the 11 year average age of autos

[]   Industry-leading investment in next-generation technologies in power-train, safety and production

     --   TMS has the most fuel-efficient line-up of any full-line OEM

     --   Over 2 million hybrids sold in the US and nearly 5 million globally(2)

     --   11 hybrid models (1), 1 plug-in model, and 1 EV model in TMS line-up

[]   Camry, America's top-selling car for the past 11 years, celebrates its
     30(th) anniversary this year. Since 1983, over 10 million vehicles have been sold

[]   Recent and upcoming vehicle launches:

        -4Runner            -Tundra
        -Corolla            -Scion tC
        -Highlander and HV  -Lexus LS and HV
        -RAV 4              -Lexus IS

(1) Includes cars and light trucks (2) As of June 2013

Source: TMS Reports

                                                                               8

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

J.D. Power and Associates 2013 Initial Quality Study Camry ranked No. 1	Fortune Magazine World's Most Admired Companies No. 1 ranking in 7 of the 9 criteria	Kelly Blue Book 10 Best Green Cars Avalon Hybrid & Prius Plug-in
J.D. Power and Associates 2013 Customer Service Index Lexus ranked highest among all luxury brands	Consumer Reports 2013 Automotive Rankings Lexus ranked #1 Toyota ranked #4, Scion ranked #7	Consumer Reports Top Picks Prius – top green car Highlander – top midsized SUV Scion FR-S – top sporty car
IntelliChoice's Best Overall Value Toyota won for 8 models Lexus won for 5 models	U.S. News & World Report 2013 Best Cars for the Money Tundra, Tacoma, Scion FR-S, Lexus RX and RX450h	2013 JD Power Vehicle Dependability Study Lexus ranked #1, Toyota ranked #3 highest non-premium brand

9

Toyota Motor Sales, USA (3)

Toyota Highlander

Toyota RAV4

                                                                              10

Toyota Motor Sales, USA (4)

Toyota Corolla

Scion tC

                                                                              11

Toyota Motor Sales, USA (5)

Lexus IS F-Sport

Lexus LS 460

Lexus LS 460 F-Sport

                                                                              12

Toyota Financial Services

                                                                              13

TFS Group Global Presence

[]   34 Countries and Regions Worldwide

                                                                              14

Toyota Motor Credit Corporation (TMCC)

Toyota Motor Corporation (TMC)

Toyota Financial Services Corporation (TFSC)

Toyota Motor Credit Corporation (TMCC)

[]   Nearly 4.0 million active finance contracts (1)

[]   AA- (2)/Aa3(2) rated captive finance company by SandP / Moody's

[]   Credit support agreement structure with TFSC/TMC

(1) As of June 30, 2013 (2) Outlook stable

                                                                              15

Credit Support Agreements

[]   Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

     --   TFSC will own 100% of TMCC

     --   TFSC will cause TMCC to maintain a tangible net worth of at least
          $100,000 as long as covered securities are outstanding

     --   If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

     --   Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities

[]   TFSC in turn has the benefit of a credit support agreement with Toyota
     Motor

Corporation ("TMC")

--   Same key features as TFSC/TMCC credit support agreement

--   TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding

[]   TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset-backed securities issued by TMCC's securitization trusts.

                                                                              16

TMCC Products and Services

  Consumer Finance
     []   Retail
     []   Lease

  Dealer Finance
     []   Wholesale
     []   Real Estate
     []   Working Capital
     []   Revolving Credit Lines

  Commercial Finance
     []   Forklift
     []   Hino Medium Duty
     []   Retail
     []   Lease

  Insurance
     []   Service Agreements
     []   Ext. Warranty
     []   Guaranteed Auto Protection
     []   Roadside Assistance

                                                                             17

Extensive Field Organization

     []   Decentralized dealer and field support
     []   Centralized servicing and collections (circled)

                                                                              18

Recent TMCC Business Highlights

[]   Celebrating 30 years of supporting Toyota/Lexus/Scion sales and enhancing customer relationships
[]   In excess of $9.2 billion income before income taxes over the past 4 years(1)
[]   Continuing the trend in 2013, TFS is the top U. S. lender in all new vehicles(2)
[]   Strong market share continues to drive solid financing revenues and sales support
[]   Low net charge-off ratio
[]   High insurance penetration

(1) For the four year period from FY10 through FY13; $2,155mm + $2,423mm +
$3,003mm + $1,679mm = $9,260mm

(2) Source: AutoCount as of May 31, 2013

                                                                              19

TMCC 1QFY14 Operating Highlights

Consolidated Net Income
          -- $91 million
Financing Volume (in units)
          -- 362K
Market Share(1)
          -- 64.2% (39.9% Retail / 24.3% Lease)

(1) Represents the percentage of total domestic TMS sales of new Toyota and
Lexus vehicles financed by us, excluding non-Toyota/Lexus sales, sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor.

Source: TMCC June 30, 2013 10-Q

                                                                              20

TMCC Earning Asset Composition

Managed Assets(USD billions)
  72.2
  11.3
   3.0
  40.5
  17.4
------
Mar-10

  76.8
  12.1
  11.3
  34.1
  19.3
------
Mar-11

  76.8
  12.7
  10.5
  34.6
  19.0
------
Mar-12
  83.0
  14.9
   8.0
  39.9
  20.2
------
Mar-13

85.1, 15.6, 9.0,39.4, 21.1

Jun-13

Lease Retail Sold (ABS) Wholesale and Other

Source: TMCC March 31, 2011 10-K, March 31, 2012 10-K, March 31,
2013 10-K and June 30, 2013 10-Q

                                                                              21

Net Finance Other Revenue Net Income

Source: TMCC March 31, 2013 10-K, and TMCC June 30, 2013 10-Q

                                                                              22

Allowance
Net Credit

(1)  Percentage of gross earning assets

(2)  The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)

(3)  Percentage of average gross earning assets annualized

Note: All percentage figures calculated were based on a 120-day charge-off policy

Source: TMCC March 31, 2013 10-K and TMCC June 30, 2013 10-Q

                                                                              23

TMCC Funding Programs

                                                                              24

Exceptional Liquidity

[]   A-1+/P-1 direct commercial paper program [] $17 billion committed credit facilities [] $6.7 billion short-term investment portfolio (1)

[]   Over $60 billion in readily salable retail loan and lease receivables

[]   Access to various domestic and international markets

[]   Billions of additional capacity in global benchmark markets

[]   Extensive inter-company lending infrastructure

[]   Credit support agreements: TMCC []TFSC [] TMC

(1)  Average balance for quarter ended June 30, 2013 Source: TMCC June 30, 2013
     10-Q

                                                                              25

TMCC Funding Program Objectives

[]   TMCC is committed to:

     --   Maintaining funding diversity and exceptional liquidity

     --   Issuing into strong demand with attractive deals

     --   Identifying and developing new markets and investor relationships

     --   Responding quickly to opportunities with best-in-class execution

                                                                              26

TMCC FYTD14 Funding Overview

$8.1 billion of long term debt funded FYTD

Other 6%
EMTN
16%
MTN 37%
Global MTN 19%
Public / Private ABS 22%

     []   $6.3 billion in unsecured debt

     --   Single tranche euro benchmark []1 billion -- second euro benchmark in
          2013

     []   $1.8 billion in secured debt (net of amount retained)

     --   $0.8 billion comprised of public term secured funding (net of amount retained)

As of July 31, 2013
Source: Company Reports

                                                                              27

Diversification in Debt Offerings

TMCC Long Term Debt Outstanding (USD millions)

By Deal Type
Uridashi  $2,319
EMTN  $5,157
Global MTN  $18,350 Eurobonds $7,343
Other  $5,378

Public/Private MTN ABS  $9,645  $7,228
By Currency
 USD  $42,173
 EUR  $6,083
 AUD  $2,471 JPY
 GBP  $2,247 Other NZD CHF  $879  $314 $451 $802

As of July 31, 2013
Source: Company Reports

                                                                              28

Funding Flexibility And Responsiveness

Increased Diversification Across USD Curve (1)

100%                    6%
     15%         16%
           24%
80%   8%               27%     34%
                 21%
60%                    12%     13%
           36%
                 19%
                        12%
40%  77%          7%    4%
           17%
                              53%
 20%       7%    37%   39%
           16%
     ----- ----- ----- ----- -------
  0%
     FY 10 FY 11 FY 12 FY 13 FYTD 14

1yr 18mth 2yr 3yr 5yr 10yr

(1)  Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.
(2)  As of July 31, 2013
(3)  Percentages may not add to 100% due to rounding
Source: Company Reports

                                                                              29

Key Investment Highlights

[]   Financial strength supported by strong credit ratings

[]   Transparent business model with exceptional liquidity

[]   Rational funding programs with long term perspective

     --   Diversification in bond offerings

     --   Focus on proactively meeting needs of market

     --   Strong emphasis placed on flexibility and responsiveness

[]   Industry-leading in:

     --   Liquidity management framework

     --   Balance sheet strength

     --   Business model resiliency

                                                                              30

TMCC Retail Loan Collateral and ABS Transactions

                                                                              31

Credit Decisioning and Collections

[]   Major adjustments to credit decisioning implemented beginning in late 2007 and enhanced in subsequent years

     --   Identification and minimization of least desirable segments

[]   Renewed focus on core Toyota and Lexus business

[]   Rededication of collections strategy and staff

     --   Re-trained staff and out-sourced high risk collections

     --   Emphasis on early intervention

     --   Optimization of staff and technology resources

[]   There have been no significant changes to this fundamental approach

                                                                              32

Cr

* Abbreviated for presentation purposes
Source: Company Reports

                                                                              33

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience (1)

Delinquencies as a of  Contracts Outsta
                                           30 -   5 9
                                            60 -   89
                                                 Over

(1)  The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2)  Number of contracts outstanding at end of period.
(3)  The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90%
     of such payment is made.

Source: Company Reports

                                                                              34

Performance Num -- Retail ber o Loan

Number of >
            the Average Number
Gross       Charge-Offs
Recoveries  (6)
Net Losses
Net Losses  as a Per Principal Balance

(1)  The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2)  Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts. (3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods. (4) Includes bankrupt repossessions but excludes bankruptcies.
(5)  Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6)  Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7)  Annualized.
(8)  Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.

Source: Company Reports

                                                                              35

Origination Profile

TMCC Retail Auto Loan Originations

Share of Original As Perc Perc Perc

(1) As of June 30, 2013
(2) Percentages may not add to 100% due to rounding

Source: Company Reports

                                                                              36

Originatio 72 40% n Characte

APR Distribution  20% 66 0% 60

Weighted Average Original Term 48

CY2008

New vs. Used 20%

0%
2009 2010 CY2008

Weighted Average

*As of June 30, 2013 Source: Company Reports

                                                                              37

ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)(1)

                                                                        State
Share of  Original As
                                                                        Perc
                                                                        Perc
                                                                        Perc

(1) Abbreviated for presentation purposes

Source: Company Reports

                                                                              38

TAOT(T)Dealer ansa (c)Performancetion Moody's
                     TAOT 2010-A 1.25%
-------------------------------- ---------------

1.15% (1)

TAOT 2010-C TAOT 2011-A TAOT 2011-B TAOT 2012-A TAOT 2012-B TAOT 2013-A

(1)  Moody's cumulative net loss assumption at initial transaction rating. On
     September 15, 2011, Moody's announced that it had decreased the transaction
     CNL assumptions to 0.45%-0.70% for 2010-A and 2010-B and 0.35%-0.60% for
     2010-C. On February 16, 2012, Moody's announced that it had decreased the transaction CNL assumption to 0.40% on 2011-A. On November 21, 2012,
     Moody's announced that it had decreased the transaction CNL assumption to
     0.25% on 2011-B. On June 13, 2013, Moody's announced that it had decreased transaction CNL assumptions to 0.30%-0.40% for 2012-A and 0.30%-0.40% to
     2012-B

(2)  Standard and Poors cumulative net loss assumption at initial transaction rating. On January 17, 2012, Standard and Poors announced that it had decreased the transaction CNL assumptions to 0.45%-0.55% for 2010-A,
     0.40%-0.50% for 2010-B and 0.35%-0.45% for 2010-C. On May 20, 2013,
     Standard and Poor's announced that it had decreased the transaction CNL assumptions to 0.30%-0.35% for 2010-A, 0.25%-0.30% for 2010-B, 0.20%-0.25%
     for 2010-C, 0.20%-0.25% for 2011-A and 0.25%-0.30% for 2011-B. 39

Source: Company Reports

                                                                              39

Sales and Trading Update

                                                                              40

Industry Performance

U.S. light vehicle seasonally adjusted annual rate (SAAR) and Toyota Motor
Sales (TMS), U.S.A. Inc. sales August 2008 - July 2013

0

The U.S. automobile SAAR figure for July 2013 was 15.7 million, the seventh month this year it has been above 15 million.

Source: Toyota, Bloomberg, Ward's Automotive Group.

                                                                              41

TMS Monthly Sales Performance

Toyota U.S. July 2013 unit sales Lexus Division Top 5 makes

July-13 July-12

    July-12 July-13
--- ------- -------
RX  7.357   8.437
--- ------- -------
ES  3.759   6.089
--- ------- -------
GS  2.296   3.641
--- ------- -------
IS  1.662   1.722
--- ------- -------
CT  1.499   1.306
--- ------- -------

Toyota U.S. July 2013 unit sales Toyota Division Top 5 makes

July-13 July-12

        July-12 July-13
------- ------- -------
Camry   29.913  34.780
------- ------- -------
Corolla 23.640  24.463
------- ------- -------
Prius   16.643  23.294
------- ------- -------
RAV4    15.248  19.538
------- ------- -------
Tacoma  11.350  13.882
------- ------- -------

Thousands of vehicles

* TMS July 2013 sales totaled 193,394 units, up 17.3% from July 2012 volume.
* Prius family July 2013 sales volume rose 40.0% from July 2012.
* Lexus sales continue to improve, driven by new model launches.
* North American production for July 2013 totaled 130,920 units, a volume increase of 10.4% from July 2012.

Toyota Division represents Toyota and Scion vehicle sales TMS monthly results include fleet sales volume

                                                                              42

Commercial Paper Programs Highlights

*    A-1+/P-1 Direct Commercial Paper Programs

     --   3 distinct USD commercial paper programs (TMCC, TCPR, TCCI)

     --   $11.5 billion multi-party committed credit facilities

     --   $5.5 billion bilateral committed credit facilities

     --   $23.9 billion USCP combined outstanding for TMCC and TCPR

     --   Over 600 diverse institutional investors

*    State and local municipalities

*    Large corporations

*    Pension and retirement funds

*    Financial institutions

*    Money managers and mutual fund companies

     --   Rates are posted daily on Bloomberg DOCP screen

Source: TMCC June 30, 2013 10-Q

                                                                              43

Toyota
Financial Services
                                                                              44